PAN AMERICAN LITHIUM CORP.
3040 N. Campbell Avenue, Suite 110
Tucson, Arizona, USA 85719

VIA ELECTRONIC MAIL

June 30, 2010

Escondidas International S.A. de C.V.
Avenida Ignacio Ramirez 514 –
A, Col. Pro – Hogar, Mexicali,
Baja California, Mexico

The Shareholders of Escondidas
International S.A. de C.V.

Dear Sirs:

Re: Second Amendment to Share Option Agreement dated December 18, 2009

Further to the Share Option Agreement (the “Option Agreement”) among Pan American Lithium Corp. (formerly Etna Resources Inc.), Escondidas International S.A. de C.V. (“Escondidas”) and the shareholders of Escondidas dated December 18, 2009, we hereby agree, for good and valuable consideration, the receipt of which is acknowledged by each party, to:

1.	amend section 1.1(j) of the Option Agreement by deleting the reference to “March 31, 2010” as set out in the definition of “Closing Date” and replacing it with “October 31, 2010”;

2.	amend section 27.1 (d) of the Option Agreement by deleting the reference to “March 31, 2010” and replacing it with “October 31, 2010”; and

3.	amend section 27.1 (e) of the Option Agreement by deleting the reference to “March 31, 2010” and replacing it with “October 31, 2010”.

4.	amend section 12.1 (c) of the Option Agreement by deleting the reference to “US$25,000 monthly thereafter…” and replacing it with “US$8,000 monthly thereafter…”

5.

amend Schedule A to the Option Agreement by deleting the original schedule in its entirety, and replacing it with the new, Revised Schedule A attached to this Second Amendment to the Share Option Agreement.

All other terms and conditions of the Option Agreement, as amended, remain unchanged and in full force and effect, and the parties ratify and affirm the Option Agreement, as amended hereby.

If the foregoing is acceptable to you, please so indicate by executing a copy of this letter agreement where indicated below and return it to our attention via electronic mail or fax at your earliest convenience.

Yours truly,

PAN AMERICAN LITHIUM CORP.

By:	/s/ Andrew Brodkey
Authorized Signatory

The foregoing is hereby accepted and agreed to by the undersigned this 30th day of June, 2010.

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Harold Gardner
	)	HAROLD GARDNER
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Federico Diaz
	)	FEDERICO DIAZ
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Carlos Cota
	)	CARLOS COTA
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Rene Ramirez
	)	RENE RAMIREZ
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Jaime Ibarra
	)	JAIME IBARRA
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Luis Carlos Duarte
	)	LUIS CARLOS DUARTE
)
)
Occupation	)

ESCONDIDAS INTERNACIONAL S.A. de C.V.

Per:	/s/ Rene Ramirez
Authorized Signatory

SCHEDULE A--REVISED

OPTIONORS

I Name and Country of Residence of Optionor	II Number of Company Shares held on date of Agreement	III Number of Exchange Shares to be received on the Closing Date	IV Number of Exchange Warrants to be received on the Closing Date	V Cash to be received on the Closing Date	VI Cash to be received on the date that is 6 months from the Date of first Commercial Production	VII Cash to be received on the date that is 12 months from the Date of first Commercial Production	VIII Cash to be received on the date that is 18 months from the Date of first Commercial Production
Harold Gardner United States	106	1,325,000	1,325,000	$33,125	$132,500	$132,500	$198,750
Federico Diaz Mexico	96	1,200,000	1,200,000	$30,000	$120,000	$120,000	$180,000
Carlos Cota Mexico	80	1,000,000	1,000,000	$25,000	$100,000	$100,000	$150,000
Rene Ramirez Mexico	106	1,325,000	1,325,000	$33,125	$132,500	$132,500	$198,750
Jaime Ibarra Mexico	6	75,000	75,000	$1,875	$7,500	$7,500	$11,250
Luis Carlos Duarte Mexico	6	75,000	75,000	$1,875	$7,500	$7,500	$11,250
TOTAL	400	5,000,000	5,000,000	$125,000	$500,000	$500,000	$750,000

In this Schedule A, “Commercial Production” means the last calendar day of a period of 40 consecutive calendar days where: (a) Product has been shipped from the Property on a reasonable basis for the purpose of earning revenues if a processing facility is not located on the Property; or (b) if a processing facility is located on the Property, such facility processed Product from the Property at 60% of its rated capacity.